UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 31, 2006

                        Commission File Number: 333-11625

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                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST

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             (Exact name of registrant as specified in its charter)




             Delaware                                            94-3240473
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(State or other Jurisdiction                                  (I.R.S. Employer
    of incorporation)                                     Identification Number)
         100 Pine Street
         Suite 2450
         San Francisco, California                               94111
         (Address of principal executive office)               (zip code)

                                 (415) 288-9575
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
    (17 CRF 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange
    Act (17 CRF 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CRF 240.13e-4(c)) Item 8.01 Other Event

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Item 8.01      Other Event

On March 31, 2006, Capital Alliance Income Trust, Ltd. announced the discontinuance of its mortgage banking operations, the annual shareholder meeting, and the deferral of a first quarter dividend decision. A copy of the press release is attached as Exhibit 99.1.

Exhibit 99.1               Press release dated March 31, 2006

Press Release
                          CAPITAL ALLIANCE INCOME TRUST
                  DISCONTINUES ITS MORTGAGE BANKING OPERATIONS,
                   SCHEDULES SHAREHOLDER'S ANNUAL MEETING AND
                     DEFERS FIRST QUARTER DIVIDEND DECISION


SAN FRANCISCO - (BUSINESS WIRE) - March 31, 2006 - Capital Alliance Income Trust Ltd. ("CAIT") (AMEX: CAA-news), a specialty residential mortgage finance company organized as a real estate investment trust, announced that its Board of Directors voted unanimously to discontinue the operations of Capital Alliance Funding Corporation ("CAFC"), its mortgage banking subsidiary. CAFC will monetize its sellable mortgage loan inventory. Any unsold loans will be transferred to CAIT or sold to an affiliated company at their fair market value. Investment mortgage loans will continue to be originated for CAIT's loan portfolio.

CAIT's annual shareholder's meeting was announced for Wednesday July 12, 2006 at 10:00am at 100 Pine Street, Suite 2450, San Francisco. Shareholders as of May 15, 2006 will be eligible to vote. Both Class I incumbent directors, Thomas Swartz, CAIT's Chairman and Chief Executive Officer, and Harvey Blomberg, an independent director and Chairman of the Audit Committee were nominated for re-election.

CAIT also announced that a decision on the first quarter's preferred and common share dividend was deferred until the first quarter's operating results are known.

This document contains "forward looking statements" (within the meaning of the private Securities litigation reform Act of 1995) that inherently involve risk and uncertainties. CAIT's actual results and liquidity can differ materially from those anticipated in these forward-looking statements because of the changes and composition of CAIT's investments and unseen factors. As discussed in CAIT's filings with the Securities and Exchange Commission, these factors may include, but are not limited to, changes in general economic conditions, the availability of suitable investments, fluctuations in and market expectations for fluctuations in interest rates and levels of mortgage prepayments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of leverage, the liquidity of secondary markets and credit markets, increases in costs and other general competitive factors.

Contact:    Capital Alliance Income Trust Ltd., San Francisco
            Thomas B. Swartz, Chairman and CEO 415/288-9575 www.calliance.com


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                  CAPITAL ALLIANCE INCOME TRUST, LTD.,
                  A Real Estate Investment Trust


Dated: March 31, 2006                       By:   /s/ Richard Wrensen
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                                                 Richard J. Wrensen,
                                                 Chief Financial Officer